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                                                                    EXHIBIT 99.2


                                RYDER TRS, INC.

                                EXCHANGE OFFER
                              TO HOLDERS OF THEIR
                    10% SENIOR SUBORDINATED NOTES DUE 2006

                         NOTICE OF GUARANTEED DELIVERY

  As set forth in the Prospectus dated      , 1997 (the "Prospectus") of Ryder
TRS, Inc. (the "Issuer") under "The Exchange Offer--How to Tender" and in the Letter of Transmittal for 10% Senior Subordinated Notes due 2006 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced Notes (the "Senior Subordinated Notes") are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter of the Exchange Act.

                TO: THE BANK OF NEW YORK (THE "EXCHANGE AGENT")

                                 By Facsimile:

                                (212) 571-3080
                       (For Eligible Institutions Only)

                             Confirm by telephone:

                                (212) 815-6333

                       By Registered or Certified Mail:

                             The Bank of New York
                              101 Barclay Street
                           New York, New York 10286
                       Attention: Reorganization Section

                          By Hand/Overnight Delivery:

                             The Bank of New York
                              101 Barclay Street
                           New York, New York 10286
                  Attention: Corporate Trust Services Window
                                 Ground Level
                       Attention: Reorganization Section

                             For Information Call:

                                (212) 815-6333

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO A FACSIMILE OTHER THAN AS SET FORTH ABOVE
                     DOES NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

  The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Senior Subordinated Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

                                          Sign Here

Principal Amount of Senior
 Subordinated Notes Tendered* _______     Signature(s) ________________________

                                          _____________________________________

                                          Please Print the Following
                                           Information

Certificate Nos. (if available) _____
                                          Name(s) _____________________________

Total Principal Amount Represented        _____________________________________
 by Senior Subordinated Notes
 Certificate(s) _____________________
                                          Address _____________________________

                                          _____________________________________

                                          Area Code and Tel No(s). ____________

                                          _____________________________________
Account Number ______________________

Dated: _______________________ , 1997

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* Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

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  The undersigned, an Eligible Institution within the meaning of Rule
17(A)(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three New York Stock Exchange trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

                                          _____________________________________
                                                      Name of Firm

                                          _____________________________________
                                                  Authorized Signature

                                          _____________________________________
                                              Number and Street or P.O. Box

                                          _____________________________________
                                          City         State         Zip Code

                                          _____________________________________
                                                 Area Code and Tel. No.

Dated: _______________________ , 1997

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